UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

Amendment No. 2

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 3, 2005

HERBST GAMING, INC.

(Exact name of registrant as specified in its charter)

Nevada	0-71044	88-0446145
(State or other jurisdiction	(Commission	(IRS Employer of
incorporation)	File Number)	Identification No.)

3440 West Russell Road, Las Vegas, NV 89118
(Address of principal executive offices)

Registrant’s telephone number, including area code: (702) 889-7695

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act  (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act  (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

Item 2.01                                             Completion of Acquisition or Disposition of Assets

Explanatory Note

As previously reported in its current report on Form 8-K filed on February 3, 2005 (the “Original 8-K”), on February 2, 2005, Herbst Gaming, Inc. (the “Company”) announced that it completed the previously announced acquisition from Grace Entertainment, Inc. of the St. Jo Frontier Casino, in St. Joseph, Missouri, the Mark Twain Casino in La Grange, Missouri, and the Lakeside Casino Resort in Osceola, Iowa for an amended cash purchase price of approximately $267 million (the “Grace Acquisition”).  On April 15, 2005, the Company filed an amendment to the Original 8-K (“Amendment No. 1”) to provide certain audited financial statements and certain unaudited pro forma information required by Item 9.01 of Form 8-K.

This Amendment No. 2 to the Original 8-K (“Amendment No. 2”) on Form 8-K/A is being filed to include conformed signatures on the Independent Auditor’s Reports of Clifton Gunderson LLP which were inadvertantly omitted from the Independent Auditor’s Reports in Exhibits 99.2, 99.3 and 99.4 included in Amendment No. 1.  This Amendment No. 2 also is being filed to provide (i) a revised pro forma statement of operations which omits any adjustments related to the Company’s debt refinancing in 2004 and clarifies certain disclosure in the footnotes thereto and (ii) a revised pro forma balance sheet which clarifies certain disclosure in the footnotes thereto and more clearly identifies the adjustments made in the pro forma balance sheet pursuant to the Grace Acquisition.

Item 9.01                                             Financial Statements and Exhibits

(a)                                  Financial Statements of Businesses Acquired.

(1)                                  The revised Independent Auditor’s Report of Mark Twain Casino, L.L.C. is filed as Exhibit 99.2 to this Amendment No. 2 and is incorporated by reference herein.

(2)                                  The revised Independent Auditor’s Report of St. Joseph Riverboat Partners is filed as Exhibit 99.3 to this Amendment No. 2 and is incorporated by reference herein.

(3)                                  The revised Independent Auditor’s Report of Southern Iowa Gaming Company and its Subsidiary is filed as Exhibit 99.4 to this Amendment No. 2 and is incorporated by reference herein.

(b)                                 Pro Forma Financial Information.

The revised pro forma financial information relating to the Grace Acquisition required by Item 9.01 of Form 8-K is filed as Exhibit 99.5 to this Amendment No. 2 and is incorporated by reference herein.

(c)                                  Exhibits.

99.2         Independent Auditor’s Report in respect of Audited Financial Statements of Mark Twain Casino, L.L.C. as of December 31, 2004 and 2003 and for each of the three years ended December 31, 2004

99.3         Independent Auditor’s Report in respect of Audited Financial Statements of St. Joseph Riverboat Partners as of December 31, 2004 and 2003 and for each of the three years ended December 31, 2004

99.4         Independent Auditor’s Report in respect of Audited Consolidated Financial Statements of Southern Iowa Gaming Company and Its Subsidiary as of December 31, 2004 and 2003 and for each of the three years ended December 31, 2004

99.5         Unaudited pro forma condensed combined financial statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERBST GAMING, INC.

Date: September 30, 2005	By:	/s/ Mary Beth Higgins
Mary Beth Higgins
Chief Financial Officer